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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 14, 2006

                                  AcuNetx, Inc.
                                  -------------
             (Exact name of the Company as specified in its charter)

          Nevada                     0-27857                     88-0249812
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                        1000 S. McCaslin Blvd., Suite 300
                               Superior, CO 80027
                 ----------------------------------------------
                    (Address of principal executive offices)

              The Company's telephone number, including area code:

                                 (303) 494-1681


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                            SECTION 7- REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

         On February 14, 2006, registrant posted a letter to shareholders on its website (www.acunetx.com). A copy of the letter is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

               99.1 Letter to Shareholders, dated February 14, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    AcuNetx, Inc., a Nevada corporation

                                    By: /s/ Terry Knapp, Chief Executive Officer
                                        ----------------------------------------
                                        Terry Knapp, Chief Executive Officer

Date: February 14, 2006